                                                                    EXHIBIT 21.1

STORAGE TECHNOLOGY CORPORATION


U.S. SUBSIDIARIES                                                                    INCORPORATION
-----------------                                                                    -------------
Storage Technology European Trade Corporation                                           Delaware
Storage Technology Optical Disk Development Corporation                                 Delaware
StorageTek Holding Corporation                                                          Nevada
StorageTek International Corporation                                                    Delaware
StorageTek International Services Corporation                                           Delaware

                                                                                      COUNTRY OF
NON - U.S. SUBSIDIARIES                                                              INCORPORATION
-----------------------                                                              -------------
Network Systems Australasia Pty. Limited                                                Australia
StorageTek New Zealand Pty., Limited                                                    Australia
Storage Technology of Australia Pty., Limited                                           Australia
Storage Technology Austria GmbH                                                         Austria
Storage Technology (Belgium) N.V./S.A.                                                  Belgium
Storage Technology (Bermuda) Ltd.                                                       Bermuda
StorageTek Brasil Ltda                                                                  Brazil
StorageTek Canada, Inc.                                                                 Canada
StorageTek A/S                                                                          Denmark
StorageTek OY                                                                           Finland
Storage Technology European Operations, S.A.                                            France
Storage Technology France, S.A.                                                         France
Storage Technology Holding France, S.A.                                                 France
Storage Technology SBG Europe, S.A.                                                     France
Bytex GmbH                                                                              Germany
Storage Technology GmbH                                                                 Germany
Storage Technology Holding GmbH                                                         Germany
StorageTek North Asia Ltd.                                                              Hong Kong
Network Systems Italia S.r.l.                                                           Italy
Storage Technology Italia, S.p.A.                                                       Italy
Storage Technology Asia/Pacific K.K.                                                    Japan
Storage Technology of Japan, Ltd.                                                       Japan
StorageTek Korea, Ltd.                                                                  Korea
StorageTek (Malaysia) Sdn. Bhd.                                                         Malaysia
StorageTek de Mexico, S.A. de C.V.                                                      Mexico
Storage Technology (The Netherlands) B.V.                                               Netherlands
StorageTek European Holding B.V.                                                        Netherlands
StorageTek Global Operations B.V.                                                       Netherlands
StorageTek A/S                                                                          Norway
StorageTek South Asia Pte. Ltd.                                                         Singapore

                                                                                      COUNTRY OF
NON - U.S. SUBSIDIARIES                                                              INCORPORATION
-----------------------                                                              -------------
StorageTek Espana, S.A.                                                                 Spain
Storage Technology Sweden AB                                                            Sweden
StorageTek AG                                                                           Switzerland
Bytex DataComp Ltd.                                                                     United Kingdom
Storage Technology Holding Limited                                                      United Kingdom
Storage Technology Limited                                                              United Kingdom
Storage Technology Manufacturing Limited                                                United Kingdom